UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

February 25, 2026
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2026, Ingevity Corporation ("Ingevity") announced its preliminary financial results for the three and twelve months ended December 31, 2025, which are attached as Exhibit 99.1 to this Current Report on Form 8-K.
Please refer to our website for additional information regarding Ingevity. Periodically we may provide other information on the investor relations page of our website. Interested parties are encouraged to visit Ingevity's website to view such other information including Ingevity slide presentations.
The information contained in Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 7.01. REGULATION FD DISCLOSURE
Beginning with our 2025 Form 10-K, Ingevity will remove Corporate and other costs from our Segment Operating Results, which are recorded within "Selling, general, and administrative expenses" on our Consolidated Statements of Operations. These costs are associated with corporate administrative functions (e.g., executive office, corporate finance, legal, human resources) and other compliance costs to operate as a NYSE listed entity. Additionally, these costs are managed at a corporate level and not directly attributable to our reportable segments. Reporting these costs separately will provide greater transparency into our segment results and cost structure.
Ingevity is providing, within Exhibit 99.2 to this Current Report on Form 8-K, unaudited recast Segment Operating Results and Adjusted EBITDA for continuing operations, a Non-GAAP Financial Measure, for the years ended December 31, 2025, 2024 and 2023 as well as the three month periods ended March 31, 2025 and 2024, June 30, 2025 and 2024, September 30, 2025 and 2024, and December 31, 2025 and 2024, that reflect the Corporate and other costs removed from our Segment Operating Results. These reporting changes have been retrospectively applied for all periods presented.
The information in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated February 25, 2026
99.2	Recast Historical Segment Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer
Date: February 25, 2026